Exhibit 99

                         UNITED STATES BANKRUPTCY COURT
                          SOUTHERN DISTRICT OF NEW YORK

                                                              Chapter 11

IN RE: IMPATH INC., ET AL.,                              Case no.03-16113 (PCB)


              MONTHLY OPERATING STATEMENT FOR THE PERIODS SEPTEMBER
        28, 2003 TO SEPTEMBER 30, 2003 AND OCTOBER 1 TO OCTOBER 31, 2003


DEBTORS' ADDRESS:                 IMPATH Inc.
                                  Attn: Holly Felder Etlin
                                  521 West 57th St.
                                  New York, NY 10019

DISBURSEMENTS:                    September 28-30, 2003       $  ---
                                                              ----------
                                  October 1-31, 2003          $9,704,336
                                                              ----------


DEBTORS' ATTORNEY:                Weil, Gotshal & Manges LLP
                                  George A. Davis (GD 2761)
                                  767 Fifth Avenue
                                  New York, NY 10153

REPORT PREPARER:                  IMPATH Inc.


THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

           The undersigned, having reviewed the attached report and being familiar with the Debtors' financial affairs, verifies under penalty of perjury, that the information contained herein, is complete, accurate and truthful to the best of my knowledge.


DATE: November 25, 2003
                                                /s/ Steven Welch
                                                --------------------------------
                                                Steven Welch
                                                Assistant Restructuring Officer

IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS


                                                              9/28 - 9/30
                                                              -----------

Beginning Book Cash Balance at 9/28/03                           895,442

Total Receipts:                                                1,198,567


Operating Disbursements:
Payroll                                                                -
Payroll Taxes                                                          -
Benefits                                                               -
Auto Expense                                                           -
Courier Expense                                                        -
Insurance                                                              -
Lab Supplies                                                           -
Operational Supplies                                                   -
Ordinary Course Professional Fees                                      -
Rent                                                                   -
Travel & Entertainment (Emp. T&E)                                      -
Utilities                                                              -
Miscellaneous Operating Expenses                                       -
Interest                                                               -
Taxes                                                                  -
                                                             -----------
Total Operating Disbursements:                                         -
                                                             -----------

Net Cash Flow From Operations:                                 1,198,567
                                                             -----------

Restructuring Costs:
Professional Fees                                                      -
DIP Fees                                                               -
                                                                       -
Total Restructuring Costs                                              -
                                                                       -

Net Cash Flow                                                  1,198,567
                                                             -----------
Ending Book Cash Balance at 9/30/03                            2,094,010
                                                             ===========

IMPATH INC. AND SUBSIDIARIES
CASH RECEIPTS AND DISBURSEMENTS

                                                            10/01 - 10/31
                                                            -------------

Beginning Book Cash Balance at 10/1/03                         2,094,010

Total Receipts:                                               11,507,047


Operating Disbursements:
Payroll                                                       (3,002,958)
Payroll Taxes                                                 (1,318,248)
Benefits                                                      (1,352,882)
Auto Expense                                                     (85,740)
Courier Expense                                                 (194,761)
Insurance                                                       (118,759)
Lab Supplies                                                  (1,156,586)
Operational Supplies                                             (85,834)
Ordinary Course Professional Fees                                (61,219)
Rent                                                            (573,451)
Travel & Entertainment (Emp. T&E)                               (181,395)
Utilities                                                            (95)
Miscellaneous Operating Expenses                                (192,825)
Interest                                                        (617,609)
Taxes                                                             (2,231)
                                                            -------------
Total Operating Disbursements:                                (8,944,594)
                                                            -------------

Net Cash Flow From Operations:                                 2,562,453
                                                            -------------

Restructuring Costs:
Professional Fees                                               (209,742)
DIP Fees                                                        (550,000)
                                                            -------------
Total Restructuring Costs                                       (759,742)
                                                            -------------

Net Cash Flow                                                  1,802,710
                                                            -------------
Ending Book Cash Balance at 10/31/03                           3,896,720
                                                            =============

IMPATH INC. AND SUBSIDIARIES
SCHEDULE OF TAXES WITHELD, COLLECTED, INCURRED AND PAID
SEPTEMBER 28-OCTOBER 31, 2003

-----------------------------------------------------------------------------------------------------------
                                                                    TAXES WITHHELD,
JURISDICTION                      TAX                           COLLECTED OR INCURRED           TAXES PAID
-----------------------------------------------------------------------------------------------------------
PAYROLL TAXES (ALL ENTITIES)

Federal                    Withholding                                 592,490                     592,490
Federal                    Social Security EE                          186,090                     186,090
Federal                    Social Security ER                          186,090                     186,090
Federal                    Medicare EE                                  62,519                      62,519
Federal                    Medicaid ER                                  62,519                      62,519
Federal                    Unemployment                                    601                         601

Alabama                    Withholding                                     400                         400
                           SUI                                              59                          59
Arkansas                   Withholding                                     184                         184
                           SUI                                               0                           0
Arizona                    Withholding                                   8,833                       8,833
                           SUI                                              18                          18
California                 Withholding                                  64,374                      64,374
                           SUI                                           1,182                       1,182
                           Disability                                    6,938                       6,938
Colorado                   Withholding                                     651                         651
                           SUI                                               0                           0
Conneticut                 Withholding                                     692                         692
                           SUI                                               0                           0
Georgia                    Withholding                                     891                         891
                           SUI                                               0                           0
Illinois                   Withholding                                     550                         550
                           SUI                                              12                          12
Iowa                       Withholding                                     166                         166
                           SUI                                               0                           0
Indiana                    Withholding                                     732                         732
                           SUI                                              78                          78
Kansas                     Withholding                                     467                         467
                           SUI                                               0                           0
Louisiana                  Withholding                                     539                         539
                           SUI                                               0                           0
Massachusetts              Withholding                                   7,101                       7,101
                           SUI                                              90                          90
Maryland                   Withholding                                     472                         472
                           SUI                                               0                           0
Michigan                   Withholding                                     144                         144
                           SUI                                             228                         228
Minnesota                  Withholding                                     271                         271
                           SUI                                               0                           0
Missouri                   Withholding                                     277                         277
                           SUI                                               0                           0

-----------------------------------------------------------------------------------------------------------
                                                                    TAXES WITHHELD,
JURISDICTION                      TAX                           COLLECTED OR INCURRED           TAXES PAID
-----------------------------------------------------------------------------------------------------------

Montana                    Withholding                                     127                         127
                           SUI                                               0                           0
North Carolina             Withholding                                   1,146                       1,146
                           SUI                                               0                           0
New Jersey                 Withholding                                   4,748                       4,748
                           SUI                                             345                         345
                           Disability                                      111                         111
New York                   Withholding                                  90,244                      90,244
                           SUI                                           1,941                       1,941
                           Disability                                      967
Ohio                       Withholding                                   1,241                       1,241
                           SUI                                               0                           0
Oregon                     Withholding                                     227                         227
                           SUI                                               0                           0
                           Workers Benefit Fund                              6                           6
Pennsylvania               Withholding                                   1,091                       1,091
                           SUI                                               0                           0
                           Unemployment                                      2                           2
Utah                       Withholding                                     633                         633
                           SUI                                               0                           0
Washington                 SUI                                             142                         142

New York City              Withholding                                  30,495                      30,495
Solon                      Withholding                                      92                          92

                                                             ----------------------------------------------
TOTAL PAYROLL TAXES                                                $ 1,319,215                 $ 1,318,248

NON-PAYROLL TAXES
Georgia                    Sales and Use Taxes                             770
South Carolina             Sales and Use Taxes                           2,214
California                 Sales and Use Taxes                          12,722
Washington                 Sales and Use Taxes                             692
New York                   Sales and Use Taxes                             917
California                 Sales and Use Taxes                           1,009
Arizona                    Sales and Use Taxes                               9                          12
Colorado                   Sales and Use Taxes                                                          20
Indiana                    Sales and Use Taxes                                                       1,262
Wisconsin                  Sales and Use Taxes                                                          25
Massachusetts              Sales and Use Taxes                                                         912

                                                             ----------------------------------------------
TOTAL NON-PAYROLL TAXES                                               $ 18,333                     $ 2,231

                                                             ----------------------------------------------
TOTAL TAXES                                                        $ 1,337,548                 $ 1,320,479
                                                             ----------------------------------------------
